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EXHIBIT 10.5


                               SECURITY AGREEMENT

         SECURITY AGREEMENT (this "AGREEMENT"), dated June 30, 2004, made by E-OIR Technologies, Inc., a Virginia corporation (the "GRANTOR"), in favor of Sellers (as defined below) represented by Joseph R. Moulton, Sr.
("REPRESENTATIVE").

                              W I T N E S S E T H :
                              ---------------------

         WHEREAS, pursuant to the Stock Purchase Agreement dated as of June 30, 2004, between Markland Technologies, Inc., a Florida corporation (the "BUYER"), and the sellers party thereto (each a "SELLER" and collectively, the "SELLERS") (the "PURCHASE AGREEMENT"), the Sellers agreed to sell a portion of their shares of Grantor (the "SOLD SHARES") to Buyer for cash and to allow the Grantor to redeem the remainder of their shares of Grantor (the "REDEEMED SHARES") by issuing a promissory note for the value of the respective Redeemed Shares to each Seller (each a "REDEMPTION NOTE" and collectively, the "REDEMPTION NOTES"); and

         WHEREAS, contemporaneously with the consummation of the transactions contemplated in the Purchase Agreement and the acceptance of the Redemption Notes by the Sellers that the Grantor shall have executed and delivered to the Representative a security agreement providing for the grant to the Representative for the benefit of the Representative and the other Sellers of a security interest in all property of the Grantor;

         WHEREAS, pursuant to the Purchase Agreement, Sellers have designated Moulton as their attorney in fact with authority to, INTER ALIA, enter into this Agreement in their behalf and stead; and

         WHEREAS, the Grantor at the time of the execution of this Agreement and the making of the grant hereunder is owned and controlled by Buyer even though certain of the Sellers remain employees of Grantor pursuant to the Purchase Agreement; and Buyer has determined that causing Grantor to execute this Agreement is in Buyer's and Grantor's best interest and necessary for the consummation of the transactions contemplated by the Purchase Agreement.

         NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Sellers to accept the Redemption Notes and consummate the transactions contemplated in the Purchase Agreement, the Grantor hereby agrees with the Representative for the benefit of the Representative and the Sellers as follows:

         Section 1. DEFINITIONS.

         (a) Reference is hereby made to the Purchase Agreement for a statement of the terms thereof. All terms used in this Agreement and the recitals hereto which are defined in the Purchase Agreement or in Article 9 of the Uniform Commercial Code (the "CODE") as in effect from time to time in the Commonwealth of Virginia and which are not otherwise defined herein shall have the same meanings herein as set forth therein; PROVIDED that terms used herein which are defined in the Code as in effect in the Commonwealth of Virginia on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as the Representative may otherwise determine.
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         (b) The following terms shall have the respective meanings provided for in the Code: "Accounts", "Cash Proceeds", "Chattel Paper", "Deposit Account", "Documents", "Equipment", "Fixtures", "General Intangibles", "Goods", "Instruments", "Inventory", "Investment Property", "Letter-of-Credit Rights", "Noncash Proceeds", "Payment Intangibles", "Proceeds", "Promissory Notes", "Record", " "Software", and "Supporting Obligations."

         (c) As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

         "COPYRIGHT LICENSES" means all licenses, contracts or other agreements, whether written or oral, naming the Grantor as licensee or licensor and providing for the grant of any right to use or sell any works covered by any copyright.

         "COPYRIGHTS" means all domestic and foreign copyrights, whether registered or not, including, without limitation, all copyright rights throughout the universe (whether now or hereafter arising) in any and all media (whether now or hereafter developed), in and to all original works of authorship fixed in any tangible medium of expression, acquired or used by the Grantor, all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Copyright Office or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof, if any.

         "EVENT OF DEFAULT" means any "Event of Default" under the Redemption Notes and any breach of any obligation of Grantor under this Agreement.

         "GAAP" means generally accepted accounting principles in effect from time to time in the United States, applied on a consistent basis.

         "INSOLVENCY PROCEEDING" means any proceeding commenced by or against any Person under any provision of the United States Bankruptcy Code (11 U.S.C. ss. 101, ET SEQ.), as amended, and any successor statute or under any other bankruptcy or insolvency law; assignments for the benefit of creditors; formal or informal moratoria, compositions, or extensions generally with creditors; or proceedings seeking reorganization, arrangement, or other similar relief.

         "INTELLECTUAL PROPERTY" means the Copyrights, Trademarks and Patents.

         "IP LICENSES" means the Copyright Licenses, the Trademark Licenses and the Patent Licenses.

         "LIEN" means any mortgage, deed of trust, pledge, lien (statutory or otherwise), security interest, charge or other encumbrance or security or preferential arrangement of any nature, including, without limitation, any conditional sale or title retention arrangement, any capitalized lease and any assignment, deposit arrangement or financing lease intended as, or having the effect of, security.

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         "LOAN DOCUMENTS" means the Redemption Notes, the Pledge Agreement, this
Agreement and any documents executed pursuant to either of the foregoing.

         "MOTOR VEHICLES" means all motor vehicles including, without limitation, all trucks, trailers, tractors, service vehicles, automobiles and other mobile equipment.

         "OBLIGATIONS" shall have the meaning set forth in Section 3.

         "PATENT LICENSES" means all licenses, contracts or other agreements, whether written or oral, naming the Grantor as licensee or licensor and providing for the grant of any right to manufacture, use or sell any invention covered by any Patent.

         "PATENTS" means all domestic and foreign letters patent, design patents, utility patents, industrial designs, inventions, trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how, formulae, rights of publicity and other general intangibles of like nature, now existing or hereafter acquired, all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office, or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof.

         "PERMITTED INDEBTEDNESS" means:

         (a) any indebtedness owing to the Representative or any other Seller under this Agreement and the other Loan Documents;

         (b) purchase money indebtedness secured only by the items purchased with such indebtedness in the ordinary course of business and not exceeding in the aggregate at any one time outstanding $1,000,000; and

         (c) temporary loans and advances made by Buyer to Grantor in the ordinary course of business and not exceeding in the aggregate at any one time outstanding $500,000.

         "PERMITTED LIENS" means:

         (a) Liens created under the Loan Documents;

         (b) Liens junior to, and specifically subordinated in writing to, any Liens created under the Loan Documents;

         (c) Liens for taxes, assessments and governmental charges;

         (d) Liens imposed by law, such as carriers', warehousemen's, mechanics', materialmen's and other similar Liens arising (provided they are subordinate to the Selllers' Liens on Collateral, except as provided by law) in the ordinary course of business and securing obligations (other than Permitted Indebtedness) that are not overdue by more than 30 days or are being contested in good faith and by appropriate proceedings promptly initiated and diligently

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conducted, and a reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor; and

         (e) (i) purchase money Liens on property acquired or held by Grantor in the ordinary course of its business to secure the purchase price of such property or indebtedness incurred solely for the purpose of financing the acquisition of such property; or

                  (ii) Liens existing on such property at the time of its acquisition; PROVIDED, however, that (A) no such Lien shall extend to or cover any other property of Grantor, (B) the principal amount of the indebtedness secured by any such Lien shall not exceed the lesser of the fair market value at the time purchased or the original cost of the property so held or acquired and
(C) the aggregate principal amount of indebtedness secured by any or all such Liens shall not exceed at any one time outstanding $1,000,000.

         "PERSON" means an individual, corporation, limited liability company, partnership, association, joint-stock company, trust, unincorporated organization, joint venture or other enterprise or entity or Governmental Authority.

         "PLEDGE AGREEMENT" means that certain Pledge Agreement dated as of the date hereof by and among the Buyer and the Sellers.

         "TRADEMARK LICENSES" means all licenses, contracts or other agreements, whether written or oral, naming the Grantor as licensor or licensee and providing for the grant of any right concerning any Trademark.

         "TRADEMARKS" means all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a's, Internet domain names, trade styles, designs, logos and other source or business identifiers and all general intangibles of like nature, now or hereafter owned, adopted, acquired or used by the Grantor, all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof), and all reissues, extensions or renewals thereof, together with all goodwill of the business symbolized by such marks and all customer lists, formulae and other Records of the Grantor relating to the distribution of products and services in connection with which any of such marks are used.

         Section 2. GRANT OF SECURITY INTEREST. As collateral security for all of the Obligations, the Grantor hereby collaterally pledges, assigns and grants to the Representative for the benefit of the Representative and the Sellers, a continuing security interest in, all personal property of the Grantor, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, of every kind and description, tangible or intangible (the "COLLATERAL"), including, without limitation, the following:

         (a) all Accounts;

         (b) all Chattel Paper (whether tangible or electronic);

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         (c) all Deposit Accounts, all cash, and all other property from time to time deposited therein;

         (d) all Documents;

         (e) all Equipment;

         (f) all General Intangibles (including, without limitation, all Payment Intangibles), including, without limitation, the Government Contracts (to the maximum extent permitted by law), all rights incident or appurtenant to the Government Contracts and the rights to receive all proceeds derived from or in connection with the sale, assignment or transfer of the Government Contracts;

         (g) all Goods;

         (h) all Instruments (including, without limitation, Promissory Notes);

         (i) all Inventory;

         (j) all Investment Property;

         (k) all Copyrights, Patents and Trademarks, and all IP Licenses;

         (l) all Letter-of-Credit Rights;

         (m) all Fixtures;

         (n) all Supporting Obligations;

         (o) all other tangible and intangible personal property of the Grantor (whether or not subject to the Code), including, without limitation, all bank and other accounts and all cash and all investments therein, all proceeds, products, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of the Grantor described in the preceding Sections 2(a) through (n) (including, without limitation, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by the Grantor in respect of any of the items listed above), and all books, correspondence, files and other Records, including, without limitation, all tapes, disks, cards, Software, data and computer programs in the possession or under the control of the Grantor or any other Person from time to time acting for the Grantor that at any time evidence or contain information relating to any of the property described in the preceding Sections 2(a) through
(n) or are otherwise necessary or helpful in the collection or realization thereof; and

         (p) all Proceeds, including all Cash Proceeds and Noncash Proceeds, and products of any and all of the foregoing Collateral; in each case howsoever the Grantor's interest therein may arise or appear (whether by ownership, security interest, claim or otherwise). Notwithstanding the foregoing, the Collateral shall include the Government Contracts only to the extent such assignment or pledge under this Section 2 would not cause a breach or default under such Government Contracts or violate any Federal or state law.

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         Section 3. SECURITY FOR OBLIGATIONS. The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the "OBLIGATIONS"):

         (a) the prompt payment by the Grantor, as and when due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts from time to time owing by it in respect of the Redemption Notes and the other Loan Documents, including, without limitation,
(i) all principal of and interest on the Redemption Notes (including, without limitation, all interest that accrues after the commencement of any Insolvency Proceeding of Grantor, whether or not the payment of such interest is unenforceable or is not allowable due to the existence of such Insolvency Proceeding) and (ii) all fees, commissions, charges, expense reimbursements, indemnifications and all other amounts due or to become due under any Loan Document; and

         (b) the due performance and observance by the Grantor of all of its other obligations from time to time existing in respect of the Loan Documents or the Purchase Agreement.

         Section 4. REPRESENTATIONS AND WARRANTIES. The Grantor represents and warrants as follows; provided that no representation or warranty under this
Section 4 shall apply (i) to any acts of Grantor or conditions with respect to Grantor (but not with respect to Buyer) in existence prior to the sale of the Sold Shares to Buyer or (ii) any acts or conditions covered by the representations and warranties of Sellers with respect to Grantor in the Purchase Agreement:

         (a) The Grantor has all requisite power and authority to conduct its business as now conducted and as presently contemplated and to execute, deliver and perform this Agreement and each other Loan Document to be executed and delivered by it pursuant hereto and to consummate the transactions contemplated hereby and thereby.

         (b) The execution, delivery and performance by the Grantor of this Agreement and each other Loan Document to which the Grantor is or will be a party (i) have been duly authorized by all necessary action, (ii) do not and will not contravene its charter or by-laws, or any applicable laws or any contractual restriction binding on or otherwise affecting the Grantor or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to it or its operations or any of its properties.

         (c) This Agreement is, and each other Loan Document to which the Grantor is or will be a party, when executed and delivered, will be, a legal, valid and binding obligation of the Grantor, enforceable against the Grantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws.

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         (d) There is no pending or, to the knowledge of the Grantor, threatened action, suit, proceeding or claim affecting the Grantor or its properties before any court, other governmental authority or any arbitrator, or any order, judgment or award by any court, governmental authority or arbitrator, that may materially adversely affect the grant by the Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral, or the exercise by the Representative of any of its rights or remedies hereunder.

         (e) All Equipment, Fixtures, Goods and Inventory now existing are, and all Equipment, Fixtures, Goods and Inventory hereafter existing will be, located and/or based at the addresses specified therefor in SCHEDULE I hereto (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof).

         (f) The Grantor is and will be at all times the sole and exclusive owner of, or otherwise have and will have adequate rights in, the Collateral free and clear of any Lien except for Permitted Liens. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office except (A) such as may have been filed in favor of the Representative relating to this Agreement and
(B) such as may have been filed to perfect or protect any Permitted Lien.

         (g) This Agreement creates in favor of the Representative for the benefit of the Representative and the Sellers a legal, valid and enforceable security interest in the Collateral, as security for the Obligations. Such security interests are, or in the case of Collateral in which the Grantor obtains rights after the date hereof, will be, perfected, first priority security interests, subject only to the Permitted Liens that, as a matter of law, would be prior to Liens in favor of the Representative, for the benefit of the Representative and the Sellers, the recording of such instruments of assignment, and rules governing the perfection of security interests in contracts with, or receivables from, the United States Government or subdivisions and contractors thereof if and to the extent that the Representative elects to pursue perfection of such security interests. Sellers may defer the perfection of any security interest in their sole discretion, and in the event Sellers elect to perfect their interest in United States Government receivables, it will be solely at Sellers expense.

         Section 5. COVENANTS AS TO THE COLLATERAL. So long as any of the Obligations shall remain outstanding and the Purchase Agreement and the other Loan Documents shall not have expired or terminated, unless the Representative shall otherwise consent in writing:

         (a) FURTHER ASSURANCES. The Grantor will at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that the Representative may reasonably request in order to (i) perfect and protect the security interest purported to be created hereby; (ii) enable the Representative to exercise and enforce the Representative's rights and remedies hereunder in respect of the Collateral; or (iii) otherwise effect the purposes of this Agreement.

         (b) LOCATION OF EQUIPMENT AND INVENTORY. The Grantor will keep the Equipment and Inventory (other than used Equipment and Inventory sold in the ordinary course of business in accordance with Section 5(g) hereof or otherwise permitted to be sold under the Purchase Agreement) at one or more of the locations specified therefor in Section 4(e) hereof or, upon not less than twenty (20) days' prior written notice to the Representative accompanied by a new SCHEDULE I hereto indicating each new location of the Equipment and Inventory, at such other locations in the continental United States, as the Grantor may elect, provided that (i) all action has been taken to grant to the Representative a perfected, first priority security interest in such Equipment and Inventory (subject to Permitted Liens), and (ii) the Representative's rights in such Equipment and Inventory, including, without limitation, the existence, perfection and priority of the security interest created hereby in such Equipment and Inventory, are not materially adversely affected thereby.

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         (c) CONDITION OF EQUIPMENT. The Grantor will maintain or cause the
Equipment to be maintained and preserved in good condition, repair and working order, ordinary wear and tear excepted (other than obsolete or worn-out Equipment and/or Equipment that is sold in the ordinary course of business as permitted by this Agreement), and will forthwith, or in the case of any loss or damage to any Equipment as promptly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith so that the value and operating efficiency thereof shall be at all times maintained and preserved. The Grantor will promptly furnish to the Representative a statement describing in reasonable detail any loss or damage in excess of $100,000 to any Equipment.

         (d) TAXES, ETC. The Grantor agrees to pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent the validity thereof is being contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves in accordance with GAAP have been set aside for the payment thereof.

         (e) INSURANCE. The Grantor will, at its own expense, maintain insurance (including, without limitation, comprehensive general liability, hazard, property and business interruption insurance) with respect to all of its properties, including, without limitation, its Equipment and Inventory and all real properties leased or owned by it in such amounts, against such risks, in such form and with responsible and reputable insurance companies or associations as is required by any governmental authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and in any event, in amount, adequacy and scope reasonably satisfactory to the Representative. The Grantor will also, at the request of the Representative, produce evidence of the insurance coverage required by this Section, with such endorsements as to the named insureds or loss payees thereunder as the Representative may request (including listing the Representative as the named insured or loss payee) and providing that such policy may be terminated or canceled (by the insurer or the insured thereunder) only upon 30 days' prior written notice to the Representative and each such named insured or loss payee.

         (f) TRANSFERS AND OTHER LIENS.

                  (i) Except in the ordinary course of business, the Grantor will not sell, assign (by operation of law or otherwise), lease, license, exchange or otherwise transfer or dispose of any of the Collateral.

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                  (ii) Except with respect to any Permitted Liens, the Grantor will not create, suffer to exist or grant any Lien upon or with respect to any Collateral.

         (g) INTELLECTUAL PROPERTY. The Grantor (either itself or through licensees) will, and will cause each licensee thereof to, take all action reasonably necessary to maintain all of the Intellectual Property used in the business operations of the Grantor in full force and effect, including, without limitation, using the proper statutory notices and markings where permitted and appropriate and using the Trademarks on each applicable trademark class of goods in order to so maintain the Trademarks in force, free from any claim of abandonment for non-use, and the Grantor will not (nor permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Intellectual Property may become invalidated; PROVIDED, HOWEVER, that so long as no Event of Default has occurred and is continuing, the Grantor shall not have an obligation to use or to maintain any Intellectual Property (A) that relates solely to any product or work, that has been, or is in the process of being, discontinued, abandoned or terminated, (B) that is being replaced with Intellectual Property substantially similar to the Intellectual Property that may be abandoned or otherwise become invalid, so long as the failure to use or maintain such Intellectual Property does not materially adversely affect the validity of such replacement Intellectual Property and so long as such replacement Intellectual Property is subject to the Lien created by this Agreement, or (C) that is substantially the same as another Intellectual Property that is in full force, so long as the failure to use or maintain such Intellectual Property does not materially adversely affect the validity of such replacement Intellectual Property and so long as such other Intellectual Property is subject to the Lien and security interest created by this Agreement. The Grantor will cause to be taken all reasonably necessary steps in any proceeding before the United States Patent and Trademark Office and the United States Copyright Office or any similar office or agency in any other country or political subdivision thereof to maintain each registration of the Intellectual Property (other than the Intellectual Property described in the proviso to the immediately preceding sentence), including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and payment of maintenance fees, filing fees, taxes or other governmental fees. If any Intellectual Property is infringed, misappropriated or otherwise violated in any material respect by a third party, the Grantor shall
(x) upon obtaining knowledge of such infringement, misappropriation or other violation, promptly notify the Representative and (y) to the extent the Grantor shall deem appropriate under the circumstances, promptly sue for infringement, misappropriation, dilution or other violation, seek injunctive relief where appropriate and recover any and all damages for such infringement, misappropriation, or other violation, or take such other actions as the Grantor shall deem appropriate under the circumstances to protect such Intellectual Property. Notwithstanding anything herein to the contrary, upon the occurrence and during the continuance of an Event of Default, the Grantor may not abandon or otherwise permit any Intellectual Property to become invalid without the prior written consent of the Representative, and if any Intellectual Property is infringed, misappropriated or otherwise violated in any material respect by a third party, the Grantor will take such action as the Representative shall deem reasonably appropriate under the circumstances to protect such Intellectual Property.

         (h) CONTROL. The Grantor hereby agrees to take any or all action that may be necessary and that the Representative may reasonably request in order for the Representative to obtain control in accordance with Sections 9-104, 9-105, 9-106 and 9-107 of the Code with respect to the following Collateral: (i) Deposit Accounts, (ii) Electronic Chattel Paper, (iii) Investment Property and

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(iv) Letter-of-Credit Rights; provided that no control agreement shall restrict
Grantor's access to our use of funds unless an event of default has occurred and is continuing.

         (l) INSPECTION AND REPORTING. Subject to restrictions under applicable law or regulation, the Grantor shall permit the Representative, or any agents or representatives thereof or such professionals or other Persons as the Representative may designate (i) to examine and inspect the books and records of the Grantor and take copies and extracts therefrom, (ii) to visit and inspect the Collateral, (iii) to verify contracts, materials, leases, notes, Accounts, Inventory and other assets of the Grantor from time to time and (iv) to conduct audits, physical counts, appraisals and/or valuations or examinations at the locations of the Grantor; provided that the Grantor shall not be obligated while no Event of Default has occurred or is ongoing to permit any of the foregoing
(A) outside of normal business hours or (B) more than four times in any twelve-month period.

         (m) SHARES OF GRANTOR. Grantor shall not permit any of its capital stock (i) to be dealt in or traded on securities exchanges or in securities markets or (ii) become an investment company security within the meaning of
Section 8-103 of any relevant Uniform Commercial Code.

         Section 6. ADDITIONAL PROVISIONS CONCERNING THE COLLATERAL.

         (a) The Grantor hereby (i) authorizes the Representative to file, one or more financing or continuation statements, and amendments thereto, relating to the Collateral (including, without limitation, any such financing statements that indicate the Collateral as "all assets" or words of similar import) and
(ii) ratifies such authorization to the extent that the Representative has filed any such financing or continuation statements, or amendments thereto, prior to the date hereof. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

         (b) The Grantor hereby irrevocably appoints the Representative as its attorney-in-fact and proxy, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time upon the occurrence and during the continuance of an Event of Default, in the Representative's discretion, to take any action and to execute any instrument which the Representative may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Grantor under Section 5 hereof), including, without limitation, (i) to obtain and adjust insurance required to be paid to the Representative pursuant to Section 5(e) hereof, (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral, (iii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) or (ii) above, (iv) to file any claims or take any action or institute any proceedings which the Representative may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of the Representative and the Sellers with respect to any Collateral and (v) to execute assignments, licenses and other documents to enforce the rights of the Representative and the Sellers

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with respect to any Collateral. This power is coupled with an interest and is irrevocable until all of the Obligations are paid in full.

         (c) If the Grantor fails to perform any agreement contained herein which materially impairs the Collateral or any security interest granted under this Agreement, the Representative may itself perform, or cause performance of, such agreement or obligation, in the name of the Grantor or the Representative, and the expenses of the Representative incurred in connection therewith shall be payable by the Grantor pursuant to Section 8 hereof and shall be secured by the Collateral.

         (d) The powers conferred on the Representative hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Representative, as Representative, shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

         (e) Anything herein to the contrary notwithstanding (i) the Grantor shall remain liable under the IP Licenses and otherwise with respect to any of the Collateral to the extent set forth therein to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Representative of any of its rights hereunder shall not release the Grantor from any of its obligations under the IP Licenses or otherwise in respect of the Collateral, and (iii) the Representative shall not have any obligation or liability by reason of this Agreement under the IP Licenses or with respect to any of the other Collateral, nor shall the Representative be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         Section 7. REMEDIES UPON DEFAULT. If any Event of Default shall have occurred and be continuing:

         (a) The Representative may exercise in respect of the Collateral, in addition to any other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party upon default under the Code (whether or not the Code applies to the affected Collateral), and also may (i) take absolute control of the Collateral, including, without limitation, transfer into the Representative's name or into the name of its nominee or nominees (to the extent the Representative has not theretofore done so) and thereafter receive, for the benefit of the Sellers, all payments made thereon, give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though it were the outright owner thereof,
(ii) require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of the Representative forthwith, assemble all or part of the Collateral as directed by the Representative and make it available to the Representative at a place or places to be designated by the Representative that is reasonably convenient to both parties, and the Representative may enter into and occupy any premises owned or leased by the Grantor where the Collateral or any part thereof is located or assembled for a reasonable period in order to effectuate the Representative's rights and remedies hereunder or under law, without obligation to the Grantor in respect of such occupation, and (iii) without notice except as specified below and without any obligation to prepare or process the Collateral for sale, (A) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Representative's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other commercially reasonable terms as the Representative may deem appropriate and/or (B) lease, license or dispose of the Collateral or any part thereof upon such commercially reasonable terms as the Representative may deem appropriate. The Grantor agrees that, to the extent notice of sale or any other disposition of the Collateral shall be required by law, at least ten (10) days' notice to the Grantor of the time and place of any public sale or the time after which any private sale or other disposition of the Collateral is to be made shall constitute reasonable notification. The Representative shall not be obligated to make any sale or other disposition of Collateral regardless of notice of sale having been given. The Representative may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Grantor hereby waives any claims against the Representative and the Sellers arising solely by reason of the fact that the price at which the Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Representative accepts the first offer received and does not offer the Collateral to more than one offeree; and the Grantor also hereby waives all rights that the Grantor may have to require that all or any part of the Collateral be marshalled upon any sale (public or private) thereof. The Grantor hereby acknowledges that (x) any such sale of the Collateral by the Representative shall be made without warranty, (y) the Representative may specifically disclaim any warranties of title, possession, quiet enjoyment or the like, and (z) such actions set forth in clauses (x) and (y) above shall not adversely affect the commercial reasonableness of any such sale of the Collateral. In addition to the foregoing, upon written notice to the Grantor from the Representative, the Grantor shall cease any use of the Intellectual Property or any trademark, patent or copyright similar thereto for any purpose described in such notice.

         (b) Any cash held by the Representative as Collateral and all Cash Proceeds received by the Representative in respect of any sale of or collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Representative, be held by the Representative as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Representative pursuant to Section 8 hereof) in whole or in part by the Representative against, all or any part of the Obligations in such order as the Representative shall elect, consistent with the provisions of the Redemption Notes. Any surplus of such cash or Cash Proceeds held by the Representative and remaining after payment in full of all of the Obligations and termination of the Loan Documents shall be paid over to whosoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

         (c) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Representative and the Sellers are legally entitled, the Grantor shall be liable for the deficiency, together with interest thereon at the highest rate specified in any applicable Loan Document or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs, expenses and other client charges of any attorneys employed by the Representative to collect such deficiency.

         (d) The Grantor hereby acknowledges that if the Representative complies with any applicable state or federal law requirements in connection with a disposition of the Collateral, such compliance will not adversely affect the commercial reasonableness of any sale or other disposition of the Collateral.

         (e) The Representative shall not be required to marshal any present or future collateral security (including, but not limited to, this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the Representative's rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that the Grantor lawfully may, the Grantor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Representative's rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Grantor hereby irrevocably waives the benefits of all such laws.

         Section 8. INDEMNITY AND EXPENSES.

         (a) The Grantor agrees to defend, protect, indemnify and hold harmless the Representative and each Seller (and all of their respective attorneys, consultants and agents) from and against any and all claims, damages, losses, liabilities, obligations, penalties, fees, costs and expenses (including, without limitation, reasonable legal fees and other client charges and disbursements of the Representative's and each Seller's counsel) to the extent that they arise out of or otherwise result from this Agreement (including, without limitation, enforcement of this Agreement), except for expenses expressly assumed by Sellers pursuant to this Agreement ("Sellers' Expenses"), and claims, losses or liabilities resulting solely and directly from the Representative's or any other Seller's breach of this agreement, gross negligence or willful misconduct, as determined by a final judgment of a court of competent jurisdiction.

         (b) The Grantor agrees to pay to the Representative upon demand the amount of any and all costs and expenses, including the reasonable fees, costs, expenses and disbursements of counsel for the Representative and of any experts and agents (including, without limitation, any collateral trustee which may act as agent of the Representative), other than Sellers' Expenses, which the Representative may incur in connection with (i) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights of the Representative hereunder, or (iv) the failure by the Grantor to perform or observe any of the provisions hereof.

         Section 9. NOTICES, ETC. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to the Grantor at the address provided in the Purchase Agreement, with a copy to Buyer at the address provided in the Purchase Agreement and if to the Representative at the address provided in the Purchase Agreement; or as to any such Person, at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 9. All such notices and other communications shall be effective (a) if mailed (by certified mail, postage prepaid and return receipt requested), when received or three (3) days after deposited in the mails, whichever occurs first, (b) if telecopied, when transmitted and confirmation is received or (c) if delivered, upon delivery.

         Section 10. SECURITY INTEREST ABSOLUTE. All rights of the Representative and the Sellers, all Liens and all obligations of the Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Purchase Agreement, any Loan Document or any other agreement or instrument relating thereto, (b) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from the Redemption Notes, (c) any exchange or release of, or non-perfection of any Lien on any Collateral, or any release or amendment or waiver of or consent to departure from all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Grantor in respect of the Obligations. All authorizations and agencies contained herein with respect to any of the Collateral are irrevocable and powers coupled with an interest.

         Section 11. MISCELLANEOUS.

         (a) No amendment of any provision of this Agreement shall be effective unless it is in writing and both signed by the Grantor and the Representative and approved by the board of directors of Grantor. No waiver of any provision of this Agreement, and no consent to any departure by the Grantor therefrom, shall be effective unless it is in writing and signed by the Representative, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         (b) No failure on the part of the Representative or the Sellers to exercise, and no delay in exercising, any right hereunder or under any Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Representative and the Sellers provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Representative and the Sellers under any Loan Documents against any party thereto are not conditional or contingent on any attempt by such Person to exercise any of its rights under any other Loan Document against such party or against any other Person, including but not limited to, the Grantor.

         (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         (d) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect the payment in full of the Obligations, and (ii) be binding on the Grantor and all other Persons who become bound as debtor to this Agreement in accordance with Section 9-203(d) of the Code and shall inure, together with all rights and remedies of the Representative and the Sellers hereunder, to the benefit of the Representative and the Sellers and their respective permitted successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, without notice to the Grantor, the Sellers, but not the Representative, may assign or otherwise transfer their rights and obligations under this Agreement and any other Loan Document, to any other Person and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Sellers herein or otherwise. The Representative may only assign or otherwise transfer his rights and obligations under this Agreement with the written consent of the Grantor and the Buyer; provided that, upon the death, incapacity or judicially determined incompetence of the Representative, the Sellers (by a vote relative to the outstanding amounts of the principal balance of the Redemption Notes held by each) shall designate a new Person (who shall be reasonably acceptable to Grantor) to succeed to the rights and obligations of the Representative hereunder. Designations of Representative(s) shall be irrevocable unless the Representative resigns or requires replacement, each pursuant to the preceding sentence. Upon any such assignment, transfer or designation, all references in this Agreement to the Representative or any such Seller shall mean the assignee or transferee of the Representative or such Seller or the designee or the Sellers. None of the rights or obligations of the Grantor hereunder may be assigned or otherwise transferred without the prior written consent of the Representative, and any such assignment or transfer shall be null and void.

         (e) Upon the satisfaction in full of the Obligations and the termination of the Redemption Notes, (i) this Agreement and the security interests created hereby shall terminate and all rights to the Collateral shall revert to the Grantor and (ii) the Representative will, upon the Grantor's request and at the Grantor's expense, without any representation, warranty or recourse whatsoever, (A) return to the Grantor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

         (f) THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF VIRGINIA, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY AND PERFECTION OR THE PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST CREATED HEREBY, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN THE COMMONWEALTH OF VIRGINIA.

         (g) The Grantor irrevocably consents to the service of process of any of the aforesaid courts in any such action, suit or proceeding by the mailing of copies thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Grantor and to the Buyer at the addresses provided herein, such service to become effective ten (10) days after such mailing.

         (h) Nothing contained herein shall affect the right of the Representative to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against the Grantor or any property of the Grantor in any other jurisdiction.

         (i) The Grantor and the Representative irrevocably and unconditionally waive any right each may have to claim or recover in any legal action, suit or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

         (j) EACH GRANTOR AND (BY ITS ACCEPTANCE OF THE BENEFITS OF THIS AGREEMENT) THE REPRESENTATIVE WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR OTHER ACTION OF THE PARTIES HERETO.

         (k) Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         (l) This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together constitute one in the same Agreement. Delivery of an executed counterpart of this Agreement by facsimile shall be equally effective as delivery of an original executed counterpart.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                      SIGNATURE PAGE TO SECURITY AGREEMENT
                      ------------------------------------

         IN WITNESS WHEREOF, the Grantor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized as of the date first above written.


GRANTOR:                             E-OIR TECHNOLOGIES, INC.
--------


                                     By: _____________________________________
                                         Name:
                                         Title:



ACCEPTED AND AGREED:
--------------------

SELLERS:



By: _____________________________________
     JOSEPH R. MOULTON, AS REPRESENTATIVE

                                  Sched. III-1

                                   SCHEDULE I

                              LOCATIONS OF GRANTOR


LOCATION                              Description of Location (State if Location
--------                              (i) contains Equipment, Fixtures,
                                      Goods or Inventory,
                                      (ii) is chief place of business and
                                      chief executive office, or
                                      (iii) contains Records concerning Accounts and originals of Chattel Paper)